Invesco High Yield Securities Fund                            SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:  811-05686
Series No.:   15

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                                       4,735
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                                       1,646
        Class C                                         791
        Class Y                                       3,488


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                                      1.3430
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                                      1.2565
        Class C                                      1.2436
        Class Y                                      1.3825


74U.  1 Number of shares outstanding (000's Omitted)
        Class A                                       3,516
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                                       1,074
        Class C                                         614
        Class Y                                       2,522


74V.  1 Net asset value per share (to nearest cent)
        Class A                                     $ 16.55
      2 Net asset value per share of a second class of open-end company shares (to nearest cent)
        Class B                                     $ 16.35
        Class C                                     $ 16.43
        Class Y                                     $ 16.49

Invesco Van Kampen Core Plus Fixed Income                        SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-05686
Series No.:        16

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                                                   3,323
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                                                     259
        Class C                                                     390
        Class Y                                                   5,692


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                                                    0.3325
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                                                    0.2632
        Class C                                                    0.2635
        Class Y                                                    0.3536


74U.  1 Number of shares outstanding (000's Omitted)
        Class A                                                     9,410
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                                                       941
        Class C                                                     1,312
        Class Y                                                        77


74V.  1 Net asset value per share (to nearest cent)
        Class A                                                    $ 9.80
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B                                                    $ 9.75
        Class C                                                    $ 9.75
        Class Y                                                    $ 9.77

IVK Corporate Bond                                             SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-05686
Series No.:        17

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                                                  32,828
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                                                   3,583
        Class C                                                   2,026
        Class Y                                                   3,505
        Institutional Class                                         562

73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                                                    0.35
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                                                    0.31
        Class C                                                    0.30
        Class Y                                                    0.36
        Institutional Class                                        0.09

74U.  1 Number of shares outstanding (000's Omitted)
        Class A                                                  87,899
      2 Number of shares outstanding of a second class of open-end company
\       shares (000's Omitted)
        Class B                                                  10,884
        Class C                                                   6,839
        Class Y                                                     291
        Institutional Class                                       9,241


74V.  1 Net asset value per share (to nearest cent)
        Class A                                                    6.87
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B                                                    6.86
        Class C                                                    6.86
        Class Y                                                    6.88
        Institutional Class                                        6.87

Invesco Van Kampen High Yield Fund                              SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-05686
Series No.:        18

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                                                   35,512
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                                                    3,090
        Class C                                                    4,023
        Class Y                                                    8,283
        Institutional Class                                          345

73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                                                     0.88
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                                                     0.81
        Class C                                                     0.81
        Class Y                                                     0.90
        Institutional Class                                         0.21

74U.  1 Number of shares outstanding (000's Omitted)
        Class A                                                   40,395
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                                                    3,279
        Class C                                                    5,165
        Class Y                                                    1,737
        Institutional Class                                        2,459

74V.  1 Net asset value per share (to nearest cent)
        Class A                                                    $ 9.43
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B                                                    $ 9.50
        Class C                                                    $ 9.33
        Class Y                                                    $ 9.43
        Institutional Class                                        $ 9.43